Exhibit 10.3

AMENDMENT NO. 7 TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated July 31, 2012, is by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation (“Urban”), and certain of its subsidiaries party hereto (together with Urban, individually and collectively, the “Borrowers”); the Lenders party to the Credit Agreement defined below, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A. The Borrowers, Administrative Agent and Lenders have entered into that certain Amended and Restated Credit Agreement, dated September 23, 2004, by and among the Borrowers, the Lenders referred to therein, and the Administrative Agent, as amended by (i) that certain Letter Agreement Concerning Amended and Restated Note, dated May 18, 2005, (ii) that certain First Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, (iii) that certain Extension of Amended and Restated Credit Agreement, dated November 27, 2007, (iv) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated December 10, 2007, (v) that certain Amendment No. 3, Consent and Waiver to Amended and Restated Credit Agreement dated as of September 21, 2009, (vi) that certain letter agreement dated December 1, 2010, (vii) that certain letter agreement dated March 9, 2011, (viii) that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated April 25, 2011, (xi) that certain Amendment No. 5 to Amended and Restated Credit Agreement, dated October 31, 2011, and (xii) that certain Amendment No. 6 to Amended and Restated Credit Agreement, dated June 14, 2012 (collectively, as so amended and as may be further amended, restated or modified from time to time, the “Credit Agreement).

B. Borrowers have requested to amend the Credit Agreement to reduce the Fixed Charges Coverage Ratio for certain fiscal quarters, as set forth herein.

C. The Lenders and the Administrative Agent have agreed to the foregoing modifications as more particularly described herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and defined herein have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definitions. As of the Seventh Amendment Effective Date, the following additional definitions are added to Section 1.1 of the Credit Agreement to read in their entireties as follows:

“Seventh Amendment” means that certain Amendment No. 7 to Amended and Restated Credit Agreement, by and among Borrowers, Lenders, and Administrative Agent, dated July 31, 2012.

“Seventh Amendment Documents” means, collectively, the Seventh Amendment and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor, or their counsel in connection with the Seventh Amendment or otherwise referred to therein or contemplated thereby, all as they may be amended, restated or otherwise modified.

“Seventh Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the Seventh Amendment have been satisfied.

(c) Amended Definition. The following definition is amended and restated to read in its entirety as follows:

“Loan Documents” means, collectively, this Agreement, the Note, the Guaranty Agreement, the Applications, the Letters of Credit and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor or their counsel in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified, including, without limitation, the First Amendment Documents, the Second Amendment Documents, the Third Amendment Documents, the Fourth Amendment Documents, the Fifth Amendment Documents, the Sixth Amendment Documents, and the Seventh Amendment Documents.

2. Amendments to Credit Agreement. As of the Seventh Amendment Effective Date:

(a) Modification of Section 9.1 of the Credit Agreement. Section 9.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Section 9.1 Fixed Charge Coverage Ratio. (i) For the fiscal quarters ended on July 31, 2012 and October 31, 2012, permit the Fixed Charge Coverage Ratio of Urban and its Consolidated Subsidiaries to be less than 2.25 to 1.0; and (ii) as of any fiscal quarter ended on or after January 31, 2013, permit the Fixed Charge Coverage Ratio of Urban and its Consolidated Subsidiaries to be less than 2.5 to 1.0.

3. Representations and Warranties. Each Borrower hereby represents and warrants to Lenders, as to themselves and their Subsidiaries, as follows, as of the Seventh Amendment Effective Date and after giving effect thereto:

(a) Representations. The Borrowers represent and warrant as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of

Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and (iii) no Material Adverse Effect has occurred or is continuing.

(b) Power and Authority. Each Borrower has the power and authority under the laws of its jurisdiction of formation and under its respective formation documents to enter into and perform this Seventh Amendment and the other documents and agreements required hereunder (collectively, the “Seventh Amendment Documents”); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Seventh Amendment Documents have been taken; and each of the Seventh Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with their respective terms.

(c) No Violations of Law or Agreements. The execution and performance of the Seventh Amendment Documents by Borrowers and Guarantors party thereto will not: (i) violate any provisions of any law or regulation, federal, state, local, or foreign, or any formation document of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

4. Conditions to Effectiveness of Amendment. This Seventh Amendment shall be effective upon the date of Administrative Agent’s receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

(a) Seventh Amendment. This Seventh Amendment duly executed and delivered by each of the Borrowers, the Lenders, and the Administrative Agent.

(b) Acknowledgement of Guarantors. The Acknowledgement of the Guarantors, duly executed and delivered by each of the Guarantors, in the form attached hereto as Exhibit I.

(c) Other Documents. Such additional documents as Administrative Agent may reasonably request.

(d) Payment of the Administrative Agent’s Legal and Other Fees. Payment to the Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Seventh Amendment.

5. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Seventh Amendment; and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect, as amended hereby.

6. Miscellaneous.

(a) Borrowers agree to pay Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent and its counsel in connection with the due diligence review, the preparation, execution and delivery of this Seventh Amendment, and the future administration by the Administrative Agent of this Seventh Amendment and the transactions contemplated hereby.

(b) This Seventh Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

(c) This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(d) Entirety. This Seventh Amendment, together with the other Seventh Amendment Documents, the Credit Agreement, and the other Loan Documents, represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral and written, if any, including any commitment letters or correspondence relating to the Seventh Amendment Documents, the other Loan Documents or the transactions contemplated herein or therein.

(e) No Waiver. Except as expressly set forth herein, the execution, delivery and performance of this Seventh Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 7 to Amended and Restated Credit Agreement the day and year first above written.

Borrowers:

[CORPORATE SEAL]	URBAN OUTFITTERS, INC.

By:
Name: Frank Conforti
Title: Chief Financial Officer

[CORPORATE SEAL]	UO FENWICK, INC.

By:
Name: Frank Conforti
Title: Chief Financial Officer

[CORPORATE SEAL]	U.O. MERCHANDISE, INC.

By:
Name: Frank Conforti
Title: Chief Financial Officer

[CORPORATE SEAL]	HK SOURCING LIMITED

By:
Name: Francis John Conforti
Title: Director

[CORPORATE SEAL]	URBN UK LIMITED f/k/a URBAN OUTFITTERS UK LIMITED

By:
Name: Francis J. Conforti
Title: Director

Signature Page to Amendment No. 7

Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as a Lender, Issuing Lender and as Administrative Agent

By:
Name: Stephen T. Dorosh
Title: Senior Vice President

Signature Page to Amendment No. 7

EXHIBIT I

FORM OF

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 7 to Amended and Restated Credit Agreement (the “Amendment”); (ii) consents to Borrowers’ execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth in the Amendment; and (v) reaffirms that such Loan Documents shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Administrative Agent and the Lenders have no obligation to inform such undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty. Capitalized terms have the meanings assigned to them in the Amendment.

This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

Section 16 of that certain Guaranty Agreement (as it may be amended, restated or modified from time to time), dated September 23, 2004, by certain affiliates of Urban Outfitters, Inc. (“Urban”) in favor of Wells Fargo Bank (successor by merger to Wachovia Bank, National Association), as administrative agent for the benefit of the lenders under the Credit Agreement (defined below), executed and delivered in connection with that certain Amended and Restated Credit Agreement (as amended through the date hereof, and as it may be amended, restated or modified from time to time, the “Credit Agreement”), dated September 23, 2004, by and among Urban, the other Borrowers (as defined therein), the Lenders referred to therein, and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) as administrative agent is incorporated herein.

SIGNATURE PAGE FOLLOWS

I-1

ANTHROPOLOGIE, INC., as a Guarantor

By:
Name: Title:

URBAN OUTFITTERS WHOLESALE, INC., as a Guarantor

By:
Name: Title:

URBAN OUTFITTERS WEST LLC, as a Guarantor

By:
Name: Title:

FREE PEOPLE OF PA LLC, as a Guarantor

By:
Name: Title:

FREEPEOPLE.COM, LLC, as a Guarantor

By:
Name: Title:

U.O. REAL ESTATE LLC, as a Guarantor

By:
Name: Title:

URBN NL HOLDING, C.V., as a Guarantor

By:
Name: Title:

I-2

UO (BERMUDA) LIMITED, as a Guarantor

By:
Name: Title:

UO.COM LLC, as a Guarantor

By:
Name: Title:

ANTHROPOLOGIE.COM LLC, as a Guarantor

By:
Name: Title:

URBN HOLDING, INC., as a Guarantor

By:
Name: Title:

UO US LLC, as a Guarantor

By:
Name: Title:

I-3